Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Taxes Payable
Sales Tax payable	¥ 683,763		¥ 541,175
Withholding individual income taxes for employees	237,681		190,340
EIT payable	3,286,392		2,377,655
Others	74,999		47,343
Total taxes payable	¥ 4,282,835	$ 656,373	¥ 3,156,513